EATON VANCE INCOME FUND OF BOSTON

EATON VANCE INCOME FUND OF BOSTON Institutional Shares

Supplement to Prospectuses dated May 30, 2005

1. The following replaces the 7th paragraph under

“Investment Objectives & Principal Policies and Risks”:

The Portfolio may invest in interests in senior floating rate loans (“Senior Loans”) and secured and unsecured subordinated loans, including second lien loans and bridge loans (“Subordinated Loans”). Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The risks associated with these loans are similar to the risks of high yield corporate bonds, although interest rate risk may be reduced because their interest rates generally are adjusted for changes in short-term interest rates. Subordinated Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Subordinated Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

2. The following replaces the text appearing beneath the bar chart on page 3 of the Class A,B,C and R shares prospectus:

During the ten year period ended December 31, 2004, the highest quarterly total return for Class A was 9.72% for the quarter ended June 30, 2003, and its lowest quarterly total return was –8.16% for the quarter ended December 31, 2000. For the thirty-day period ended October 31, 2004, the SEC yield for Class A shares was 6.21%, for Class B shares was 5.77%, for Class C shares was 5.77% and for Class R shares was 6.24% . For current yield information call 1-800-225-6265.

August 9, 2005

IBIPS

EATON VANCE INCOME FUND OF BOSTON Supplement to Statement of Additional Information dated May 30, 2005

1. The following is added after “Senior Loans” under “Strategies and Risks”:

Subordinated Loans. The Portfolio may invest in secured and unsecured subordinated loans, including second lien loans and bridge loans ("Subordinated Loans").

Second lien loans generally have many of the same covenants as Senior Loans, but are second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans give investors priority over general unsecured creditors in the event of an asset sale.

Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A Borrower’s use of bridge loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness. From time to time, the Portfolio may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Portfolio receives a fee. BMR intends to limit any such commitments to less than 5% of the Portfolio’s assets.

Subordinated Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Subordinated Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

The Portfolio may purchase Subordinated Loan interests either in the form of an assignment or a loan participation. As the purchaser of an assignment, the Portfolio would typically succeed to all of the rights and obligations of the assigning investor under the loan documents. In contrast, loan participations typically result in the purchaser having a contractual relationship only with the seller of the loan interest, not with the Borrower. As a result, the loan is not transferred to the loan participant. The loan participant’s right to receive payments from the Borrower derives from the seller of the loan participation. The loan participant will generally have no right to enforce compliance by the Borrower with the terms of the loan agreement. Lastly, the loan participant’s voting rights may be limited.

2. The following is added as the last sentence of the fifth paragraph under "Calculation of Net Asset Value":

Subordinated Loans are valued using the same valuation methodology used for Senior Loans.

August 9, 2005